EXHIBIT 32(b)

                 CERTIFICATION OF PERIODIC FINANCIAL REPORT BY
                      CHIEF FINANCIAL OFFICER PURSUANT TO
                 Section 906 of the Sarbanes-Oxley Act of 2002
                              and 18 U.S.C.ss.1350

     I, Vasan Thatham, Vice President and Chief Financial Officer of Provo International, Inc. (the "Company"), certify that:

     (1) The Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2004 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/Vasan Thatham
                                             -----------------------------------
                                             Vasan Thatham
                                             Vice President and
                                             Chief Financial Officer
                                             Provo International, Inc.
                                             August 16, 2004


     A signed original of this written statement required by Section 906 has been provided to Provo International, Inc. and will be retained by Provo International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.